FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending January 21, 2003

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   14-January-03

Housing Loan Collection Period      10-Oct-02 to 09-Jan-03
                                  (inclusive)  (inclusive)

Days in Collection Period             92

Coupon Period          21-Oct-02      to         21-Jan-03
                       (inclusive)             (exclusive)

Days in Coupon Period  		      92

3 month BBSW
at beginning of coupon period         	   4.9133%
3 Month USD-LIBOR      			   1.8400%
Foreign Exchange Rate  0.62354525564

Available Income       			8,660,764
Total Available Funds  			8,660,764
Accrued Interest Adjustment           	0.00
Redraws Made This Period                15,591,886
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			399,000
Total Payments         			7,430,923
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	67,185,215
Principal Collections  			51,593,329
Excess Available Income               	1,229,841
Excess Collections Distribution       	1,229,841
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	488,391,471
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.4176%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    2,219.9427          111.9678
Class B   0.00    5,255.7949          299.1790

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       438,265,105.70         94.72309%         1.00000
Class B        26,086,470.45          5.27691%
RFS                     0.00              	       0.00000
              464,351,576.15        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       273,278,127.37         0.1990807
Class B        16,266,094.88         0.5035943
RFS                     0.00
              289,544,222.26

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th January 2003
                Number    Current    Instalment   % by     % by
               of Loans   Balance     Amount $   Number   Balance

Current         5,716   433,567,471  4,143,756   94.62%    93.37%
1 - 29 Days       262    24,921,262    202,779    4.34%     5.37%
30 - 59 Days       42     4,149,942     30,819    0.70%     0.89%
60 - 89 Days        9       800,333      5,630    0.15%     0.17%
90 - 119 Days       4       402,338      3,399    0.07%     0.09%
120 - 149 Days      2       119,198        878    0.03%     0.03%
150 - 179 Days      1        56,238        394    0.02%     0.01%
180+ Days           5       334,794      3,866    0.07%     0.07%
TOTAL           6,041   464,351,576  4,391,521  100.00%   100.00%


$A
Scheduled principal     		$          5,788,810
Unscheduled principal   		$         45,804,519
Principal Collections   		$         51,593,329

Fixed Interest Rate Housing Loan        $         61,856,516
Variable Rate Housing Loans             $        402,495,060
                        		$        464,351,576






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: January 21, 2003
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer